Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kamada Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Amir London, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:          February 28, 2017

/s/ Amir London Amir London Chief Executive Officer

In connection with the Annual Report of Kamada Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Gil Efron, Deputy Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:          February 28, 2017

/s/ Gil Efron Gil Efron Deputy Chief Executive Officer and Chief Financial Officer